Exhibit 99.1

DT Cloud Acquisition Corporation Announces

Change of Extraordinary General Meeting Date

New York, New York, May 20, 2025 (GLOBE NEWSWIRE) – DT Cloud Acquisition Corporation (Nasdaq: DYCQU, DYCQ, DYCQR) (“DT Cloud”, the “SPAC” or the “Company”), a publicly-traded special purpose acquisition company, today announced that its Extraordinary General Meeting (“EGM”), previously scheduled at 10:00 a.m. Eastern Time on May 21, 2025, has been postponed to 10:00 a.m. Eastern Time on May 23, 2025, and the redemption right deadline has been postponed to 5:00 p.m. Eastern Time on May 21, 2025.

The record date for the EGM remains April 30, 2025. No changes have been made to the proposals to be voted on by shareholders at the EGM. Shareholders of the Company who have previously submitted their proxy and who do not want to change their vote do not need to take any action.

On May 6, 2025, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the EGM. The Company filed additional proxy supplements with the SEC on May 19, 2025. Before making any voting decision, investors and shareholders of the company are urged to read the definitive proxy statement (including any amendments or supplements thereto) and other documents the company files with the sec carefully in their entirety when they become available as they will contain important information. Investors and shareholders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed or that will be filed with the SEC through the web site maintained by the SEC at www.sec.gov.

About DT Cloud Acquisition Corporation

DT Cloud is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. While DT Cloud may pursue an initial business combination target in any business or industry, it intends to focus its search on industries that complement its management team’s background. DT Cloud is led by Shaoke Li, its Chief Executive Officer, and Guojian Chen, its Chief Financial Officer.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Meeting. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the EGM proposals. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact:

For investors:

DT Cloud Acquisition Corporation

Shaoke Li

Chief Executive Officer

30 Orange Street

London

United Kingdom, WC2H 7HF

Email: jack.li@dtcloudspac.com